Results of Special Shareholder Meetings
LB Series Fund, Inc.

Special meetings of the shareholders of each of the Portfolios of LB Series Fund, Inc. (the "Fund") were held on February 10, 2004. The matters voted upon at the meetings and the shares cast for, to withhold, against, or to abstain are set forth on the following pages:

Proposal 1 - To elect Directors of LB Series Fund, Inc.

To elect Pamela J. Moret as Director:
     For:             886,366,580.457
     Withhold:         20,020,800.334

To elect F. Gregory Campbell  as Director:
     For:             886,918,433.622
     Withhold:         19,468,947.169

To elect Herbert F. Eggerding  as Director:
     For:             886,909,251.663
     Withhold:         19,478,129.128

To elect Noel K. Estenson  as Director:
     For:             887,505,693.271
     Withhold:         18,881,687.520

To elect Richard L. Gady  as Director:
     For:             886,995,645.992
     Withhold:         19,391,734.799

To elect Jodi L. Harpstead as Director:
     For:             886,935,138.770
     Withhold:         19,452,242.021

To elect Connie M. Levi as Director:
     For:             885,738,747.413
     Withhold:         20,648,633.378

To elect Edward W. Smeds  as Director:
     For:             886,330,156.601
     Withhold:         20,057,224.190

Proposal 2 - To amend the Articles of Incorporation of LB Series Fund, Inc. to change its name to Thrivent Series Fund, Inc.

     For:         873,093,060.410
     Against:      17,865,178.650
     Abstain:      15,429,141.731

Proposal 3A - To amend the fundamental investment restriction on lending:

Opportunity Growth Portfolio
     For:          24,889,607.584
     Against:         802,906.745
     Abstain:         570,226.433

Small Cap Growth Portfolio
     For:           3,398,763.102
     Against:          69,360.657
     Abstain:          80,374.626

Mid Cap Select Growth Portfolio
     For:           3,260,353.262
     Against:          70,037.766
     Abstain:          18,016.705

Mid Cap Growth Portfolio
     For:          34,503,120.521
     Against:       1,170,667.215
     Abstain:         838,433.260

World Growth Portfolio
     For:          37,569,176.979
     Against:       1,079,530.836
     Abstain:         836,450.289

All Cap Portfolio
     For:           5,940,443.615
     Against:         154,251.856
     Abstain:         103,012.809

Growth Portfolio
     For:         170,532,245.531
     Against:       5,928,126.999
     Abstain:       4,029,428.465

Investors Growth Portfolio
     For:           4,087,375.007
     Against:         113,340.230
     Abstain:          37,977.148

Growth Stock Portfolio
     For:           6,457,442.113
     Against:         130,260.140
     Abstain:          93,628.285

Value Portfolio
     For:          21,123,248.760
     Against:         408,405.197
     Abstain:         497,346.344

High Yield Portfolio
     For:         157,040,269.130
     Against:       4,224,467.116
     Abstain:       3,854,041.548

Income Portfolio
     For:          99,117,629.720
     Against:       3,020,837.670
     Abstain:       2,933,707.332

Limited Maturity Bond Portfolio
     For:          19,933,239.137
     Against:         488,113.379
     Abstain:         460,621.240

Money Market Portfolio
     For:         269,914,130.713
     Against:       9,871,573.277
     Abstain:       6,735,192.050

Proposal 3B - To amend the fundamental investment restriction on concentration of assets:

Opportunity Growth Portfolio
     For:          25,013,575.741
     Against:         691,919.361
     Abstain:         557,245.660

Small Cap Growth Portfolio
     For:           3,419,491.426
     Against:          49,976.812
     Abstain:          79,030.147

Mid Cap Select Growth Portfolio
     For:           3,277,934.788
     Against:          53,454.206
     Abstain:          17,018.739

Mid Cap Growth Portfolio
     For:          34,740,157.754
     Against:       1,027,490.463
     Abstain:         744,572.779

World Growth Portfolio
     For:          37,779,590.940
     Against:         924,960.000
     Abstain:         780,607.164

All Cap Portfolio
     For:           5,966,598.432
     Against:         113,345.241
     Abstain:         117,764.607

Growth Portfolio
     For:         171,757,042.581
     Against:       4,886,294.209
     Abstain:       3,846,464.205

Investors Growth Portfolio
     For:           4,164,646.052
     Against:          49,099.902
     Abstain:          24,946.431

Growth Stock Portfolio
     For:           6,506,256.349
     Against:          89,038.238
     Abstain:          86,035.951

Value Portfolio
     For:          21,135,975.009
     Against:         375,029.029
     Abstain:         517,996.263

High Yield Portfolio
     For:         157,381,410.176
     Against:       4,051,732.359
     Abstain:       3,685,635.259

Income Portfolio
     For:          99,588,924.865
     Against:       2,525,059.137
     Abstain:       2,958,190.720

Limited Maturity Bond Portfolio
     For:          20,036,969.267
     Against:         369,435.480
     Abstain:         475,569.009

Money Market Portfolio
     For:         270,476,500.400
     Against:       9,249,808.712
     Abstain:       6,794,586.928

Proposal 3C - To amend the fundamental investment restriction on diversification:

Opportunity Growth Portfolio
     For:          25,168,198.397
     Against:         575,511.780
     Abstain:         519,030.585

Small Cap Growth Portfolio
     For:           3,422,624.019
     Against:          51,450.441
     Abstain:          74,423.925

Mid Cap Select Growth Portfolio
     For:           3,276,870.950
     Against:          55,807.980
     Abstain:          15,728.803

Mid Cap Growth Portfolio
     For:          34,900,662.579
     Against:         842,181.966
     Abstain:         769,376.451

World Growth Portfolio
     For:          38,051,497.501
     Against:         701,388.101
     Abstain:         732,272.502

All Cap Portfolio
     For:           5,962,879.052
     Against:         114,146.362
     Abstain:         120,682.866

Growth Portfolio
     For:         172,866,093.346
     Against:       3,887,771.144
     Abstain:       3,735,936.505

Investors Growth Portfolio
     For:           4,166,286.121
     Against:          47,704.155
     Abstain:          24,702.109

Growth Stock Portfolio
     For:           6,507,715.678
     Against:          85,877.427
     Abstain:          87,737.433

Value Portfolio
     For:          21,219,054.320
     Against:         317,774.283
     Abstain:         492,171.698

High Yield Portfolio
     For:         158,284,656.592
     Against:       3,119,059.110
     Abstain:       3,715,062.092

Income Portfolio
     For:          99,923,852.188
     Against:       2,269,245.561
     Abstain:       2,879,076.973

Limited Maturity Bond Portfolio
     For:          20,026,714.343
     Against:         401,314.381
     Abstain:         453,945.032

Money Market Portfolio
     For:         275,541,320.543
     Against:       7,789,211.637
     Abstain:       6,190,363.860

Proposal 3D - To amend the fundamental investment restriction on underwriting the securities of other issuers:

Opportunity Growth Portfolio
     For:          24,821,660.586
     Against:         837,287.171
     Abstain:         603,793.005

Small Cap Growth Portfolio
     For:           3,407,357.708
     Against:          65,186.946
     Abstain:          75,953.731

Mid Cap Select Growth Portfolio
     For:           3,273,879.956
     Against:          54,730.037
     Abstain:          19,797.740

Mid Cap Growth Portfolio
     For:          34,519,054.656
     Against:       1,191,883.094
     Abstain:         801,283.246

World Growth Portfolio
     For:          37,510,993.677
     Against:       1,139,609.293
     Abstain:         834,555.134

All Cap Portfolio
     For:           5,927,119.694
     Against:         154,420.057
     Abstain:         116,168.529

Growth Portfolio
     For:         170,190,039.957
     Against:       6,118,080.185
     Abstain:       4,181,680.853

Investors Growth Portfolio
     For:           4,104,680.796
     Against:         104,353.824
     Abstain:          29,657.765

Growth Stock Portfolio
     For:           6,467,914.820
     Against:         118,479.031
     Abstain:          94,936.687

Value Portfolio
     For:          21,041,917.936
     Against:         480,771.601
     Abstain:         506,310.764

High Yield Portfolio
     For:         156,025,342.704
     Against:       5,164,614.892
     Abstain:       3,928,820.198

Income Portfolio
     For:          98,921,259.459
     Against:       3,171,639.476
     Abstain:       2,979,275.787

Limited Maturity Bond Portfolio
     For:          19,866,687.482
     Against:         498,262.345
     Abstain:         517,023.929

Money Market Portfolio
     For:         269,062,762.648
     Against:      10,390,137.173
     Abstain:       7,067,996.219

Proposal 3E - To amend the fundamental investment restriction on the purchase or sale of real estate and commodities:

Opportunity Growth Portfolio
     For:          24,798,402.477
     Against:         894,807.649
     Abstain:         569,530.636

Small Cap Growth Portfolio
     For:           3,411,761.581
     Against:          58,800.448
     Abstain:          77,936.356

Mid Cap Select Growth Portfolio
     For:           3,267,706.003
     Against:          62,348.501
     Abstain:          18,353.501

Mid Cap Growth Portfolio
     For:          34,590,570.855
     Against:       1,167,507.529
     Abstain:         754,142.612

World Growth Portfolio
     For:          37,521,697.352
     Against:       1,112,693.403
     Abstain:         850,767.349

All Cap Portfolio
     For:           5,941,918.590
     Against:         157,695.794
     Abstain:          98,093.896

Growth Portfolio
     For:         170,088,871.806
     Against:       6,256,267.898
     Abstain:       4,144,661.291

Investors Growth Portfolio
     For:           4,117,432.159
     Against:          84,473.774
     Abstain:          36,786.452

Growth Stock Portfolio
     For:           6,492,063.424
     Against:         100,404.004
     Abstain:          88,863.110

Value Portfolio
     For:          21,022,514.099
     Against:         508,469.172
     Abstain:         498,017.030

High Yield Portfolio
     For:         156,372,330.416
     Against:       4,974,814.137
     Abstain:       3,771,633.241

Income Portfolio
     For:          98,833,993.613
     Against:       3,236,279.707
     Abstain:       3,001,901.402

Limited Maturity Bond Portfolio
     For:          19,965,841.501
     Against:         452,307.026
     Abstain:         463,825.229

Money Market Portfolio
     For:         270,037,369.563
     Against:      10,419,757.055
     Abstain:       6,063,769.422

Proposal 4 - To authorize Thrivent Financial for Lutherans, upon approval of the Board of Directors, to enter into and amend subadvisory agreements without shareholder approval:

Opportunity Growth Portfolio
     For:          24,296,199.947
     Against:       1,477,233.685
     Abstain:         489,307.130

Mid Cap Growth Portfolio
     For:          33,842,403.226
     Against:       1,976,900.013
     Abstain:         692,917.757

World Growth Portfolio
     For:          36,935,804.576
     Against:       1,835,762.064
     Abstain:         713,591.464

Growth Portfolio
     For:         166,866,131.428
     Against:      10,044,999.980
     Abstain:       3,578,669.587

Value Portfolio
     For:          20,726,887.245
     Against:         867,778.494
     Abstain:         434,334.562

High Yield Portfolio
     For:         153,423,004.375
     Against:       8,363,193.108
     Abstain:       3,332,580.311

Income Portfolio
     For:          97,132,482.046
     Against:       5,283,981.286
     Abstain:       2,655,711.390

Limited Maturity Bond Portfolio
     For:          19,514,209.154
     Against:         903,152.588
     Abstain:         464,612.014

Money Market Portfolio
     For:         264,725,694.356
     Against:      15,747,403.100
     Abstain:       6,047,798.584